SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  May 29, 1997


                            Dakota Mining Corporation
             (Exact Name of Registrant as Specified in its Charter)


       Canada                          0-17583                    84-1094683
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
  of Incorporation)                                         Identification No.)




                       410 Seventeenth Street, Suite 2450
                             Denver, Colorado                        80202
               (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (303) 573-0221


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition of Assets

         On May 29, 1997, USMX, Inc., a Delaware corporation ("USMX"), merged with and into Dakota Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of the Registrant, with USMX surviving the merger as a wholly-owned subsidiary of the Registrant. USMX is engaged in the exploration for and development of precious metals properties and the production of gold.

         The merger occurred pursuant to an Agreement and Plan of Merger dated February 5, 1997, among the Registrant, USMX, and Dakota Merger Corporation, as amended as of April 21, 1997. Former shareholders of USMX received one Common Share of the Registrant for every 1.1 shares of USMX Common Stock owned of record on May 29, 1997. The share-exchange ratio was determined through negotiations between the Registrant and USMX, and was approved by the each companies' respective Boards of Directors and shareholders. In addition, the Registrant and USMX received fairness opinions from Canaccord Capital Corporation and Newcrest Capital, Inc., respectively, with respect to the fairness of the terms of the merger.

         In connection with the merger, the Registrant filed a Registration Statement on Form S-4 (Registration No. 333-23453) with the Securities and Exchange Commission, which was declared effective on April 30, 1997, and issued the press releases attached hereto as Annex 1, each of which is incorporated herein by reference.

Item 7.

         (a)      Financial Statements of Business Acquired

         The response to this item is set forth in the Consolidated Financial Statements of USMX, Inc. contained in Appendix G to the Registration Statement on Form S-4 (Registration Number 333- 23453), as declared effective by the Securities and Exchange Commissions on April 30, 1997, which are incorporated herein by reference.

         (b)      Pro Forma Financial Information

         The response to this item is set forth in the Selected Pro Forma Consolidated Financial Information of the Registrant contained in the Registration Statement on Form S-4 (Registration Number 333-23453), as declared effective by the Securities and Exchange Commissions on April 30, 1997, which are incorporated herein by reference.

         (c)      Exhibits

         2.4 Agreement and Plan of Merger dated February 5, 1997 among the Registrant, Dakota Merger Corporation and USMX (incorporated herein by reference to Annex A to the Registration Statement on Form S-4 (Registration Number 333-23453), as declared effective by the Securities and Exchange Commissions on April 30, 1997).

         2.5 Amendment No. 1 to Agreement and Plan of Merger dated April 21, 1997 among the Registrant, Dakota Merger Corporation, and USMX (incorporated herein by reference to Annex A to the Registration Statement on Form S-4 (Registration Number 333-23453), as declared effective by the Securities and Exchange Commissions on April 30, 1997).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DAKOTA MINING CORPORATION



Date: June __, 1997                                  By:
                                      Robert R. Gilmore, Vice President, Finance
                                                     and Chief Financial Officer

                                     Annex 1

                                 Press Releases




DAKOTA MINING CORPORATION                            USMX, Inc.
410 Seventeenth Street, Suite 2450              141 Union Boulevard, Suite 100
Denver, Colorado 80202                               Lakewood, Colorado 80228
303 573-0221 o   FAX 573-1012                  303 985-4665      FAX 980-1363
Dakota Mining Corporation News Release No. 1       1997 Release Number:  1

                               Joint News Release



                DAKOTA MINING CORPORATION AND USMX, INC. TO MERGE
                            AND RAISE CDN.$40 MILLION

DENVER, CO--January 6, 1997 - Dakota Mining Corporation (DKT:TSE; AMEX 35.5 million common shares outstanding) and USMX, Inc. (USMX:NASDAQ; USM:TSE, 16.2 million common shares outstanding) today announced an agreement in principle to combine the two companies. Under the terms of the merger agreement, shareholders of USMX will receive one Dakota common share for every 1.1 common shares of USMX held and USMX will become a wholly owned subsidiary of Dakota. The business combination is subject to completion of the financing by Dakota as set forth below, approval by The Toronto Stock Exchange, shareholder and creditor approval, review by regulatory authorities, a definitive merger agreement, and other customary conditions. Pegasus Gold Inc., which holds approximately 30% of the outstanding common shares of USMX, has agreed in principle to support the proposed transaction.

The combination of Dakota and USMX sets the stage for Dakota to become a mid-sized gold producer with production approximating 140,000 ounces annually commencing in 1997, growing to 200,000 ounces in 1998. The combined Company will continue its activities with significant cash resources, excellent opportunities to expand known reserves on existing properties, and a highly prospective portfolio of quality exploration properties in North and Latin America, and expects to pursue additional acquisition opportunities. Alan R. Bell, President and CEO of Dakota, will be the President and CEO of the merged company and Donald P. Bellum, Chairman, President and CEO of USMX will be the Chairman of the Board.

Dakota has engaged Canaccord Capital Corporation, ScotiaMcLeod Inc. and Newcrest Capital Inc. to market in January 1997, on a best effort basis, by way of private placement Special Warrants representing gross proceeds to Dakota of Cdn.$40 million. The offering will be subject to the completion of the combination of Dakota and USMX.

USMX has prepared a revised development and operating plan for its Illinois Creek Mine located in Alaska. Based on the revised plan, USMX anticipates that it will require additional funding of approximately $12.1 million to achieve production at the Illinois Creek Mine. The Company also presently estimates that additional funding of several million dollars may be required for other operating expenses, corporate overhead and to comply with the financial covenants of the project loan from N. M. Rothschild until the Illinois Creek Mine is generating cash flow. The current capital estimate for the completion and start-up of the mine is $47.8 million. The increase from an earlier estimate of $36.7 million is due to the delay in projected start-up from November 1996 to May 1997, increased capital costs and higher working capital requirements.

The proceeds to be realized by Dakota from the private placement will be used to achieve production at Illinois Creek, property development activities at Dakota's operating mines and to pursue property and acquisition targets outside the combined Company's existing property holdings.

The combined company will have a well funded exploration program for a portfolio of USMX properties in North and Latin America. About 600,000 acres of exploration ground is located in the Sonora District of Northern Mexico, with additional holdings in Ecuador, Chile and the western United States.

USMX's Thunder Mountain property is located 14 miles east of Dakota's Stibnite mine and is currently undergoing a feasibility study, environmental impact study, and permitting. This project could be producing 40,000 ounces per year by 1999. Additionally, the new company will retain a 50% interest in the Yellow Pine Joint Venture, containing approximately 3 million ounces of sulfide gold resources.

Alan R. Bell, President and Chief Executive Officer of Dakota stated, "The primary benefit to the merger is the immediacy of increased gold production, to 140,000 ounces in 1997 and 200,000 ounces in 1998. This is without the usual construction risks to achieve this production level, the mines are built and ready to go."

Donald P. Bellum, President and Chief Executive Officer of USMX stated, "The combination of two junior gold producers into a mid-sized company with financial stability, quality reserves and positive cash flows represents a significant opportunity for shareholders of both companies. In addition, there is good synergy between the two companies. The Dakota management has extensive operating experience with cold weather heap leach and USMX brings strong production and exploration expertise, as well as a portfolio of quality exploration opportunities to the combined company."

Dakota Mining Corporation and USMX are both publicly held Denver-based precious metals mining companies.


For further information, please contact:

Alan R. Bell                                              John Haigh
President and Chief Executive Officer            Vice Pres. Investor Relations
Dakota Mining Corporation                          & Public Affairs
303 573-0221   FAX 573-1012                                  USMX, Inc.
                                                   303 985-4665    FAX 980-1363








DAKOTA MINING CORPORATION                            USMX, Inc.
410 Seventeenth Street, Suite 2450               141 Union Boulevard, Suite 100
Denver, Colorado 80202                              Lakewood, Colorado 80228
303 573-0221  o   FAX 573-1012                    03 985-4665      FAX 980-1363
Dakota Mining Corporation News Release No. 1        1997 Release Number:  1

                               Joint News Release



                DAKOTA MINING CORPORATION AND USMX, INC. TO MERGE
                            AND RAISE CDN.$40 MILLION

DENVER, CO--January 6, 1997 - Dakota Mining Corporation (DKT:TSE; AMEX 35.5 million common shares outstanding) and USMX, Inc. (USMX:NASDAQ; USM:TSE, 16.2 million common shares outstanding) today announced an agreement in principle to combine the two companies. Under the terms of the merger agreement, shareholders of USMX will receive one Dakota common share for every 1.1 common shares of USMX held and USMX will become a wholly owned subsidiary of Dakota. The business combination is subject to completion of the financing by Dakota as set forth below, approval by The Toronto Stock Exchange, shareholder and creditor approval, review by regulatory authorities, a definitive merger agreement, and other customary conditions. Pegasus Gold Inc., which holds approximately 30% of the outstanding common shares of USMX, has agreed in principle to support the proposed transaction.

The combination of Dakota and USMX sets the stage for Dakota to become a mid-sized gold producer with production approximating 140,000 ounces annually commencing in 1997, growing to 200,000 ounces in 1998. The combined Company will continue its activities with significant cash resources, excellent opportunities to expand known reserves on existing properties, and a highly prospective portfolio of quality exploration properties in North and Latin America, and expects to pursue additional acquisition opportunities. Alan R. Bell, President and CEO of Dakota, will be the President and CEO of the merged company and Donald P. Bellum, Chairman, President and CEO of USMX will be the Chairman of the Board.

Dakota has engaged Canaccord Capital Corporation, ScotiaMcLeod Inc. and Newcrest Capital Inc. to market in January 1997, on a best effort basis, by way of private placement Special Warrants representing gross proceeds to Dakota of Cdn.$40 million. The offering will be subject to the completion of the combination of Dakota and USMX.

USMX has prepared a revised development and operating plan for its Illinois Creek Mine located in Alaska. Based on the revised plan, USMX anticipates that it will require additional funding of approximately $12.1 million to achieve production at the Illinois Creek Mine. The Company also presently estimates that additional funding of several million dollars may be required for other operating expenses, corporate overhead and to comply with the financial covenants of the project loan from N. M. Rothschild until the Illinois Creek Mine is generating cash flow. The current capital estimate for the completion and start-up of the mine is $47.8 million. The increase from an earlier estimate of $36.7 million is due to the delay in projected start-up from November 1996 to May 1997, increased capital costs and higher working capital requirements.

The proceeds to be realized by Dakota from the private placement will be used to achieve production at Illinois Creek, property development activities at Dakota's operating mines and to pursue property and acquisition targets outside the combined Company's existing property holdings.

The combined company will have a well funded exploration program for a portfolio of USMX properties in North and Latin America. About 600,000 acres of exploration ground is located in the Sonora District of Northern Mexico, with additional holdings in Ecuador, Chile and the western United States.

USMX's Thunder Mountain property is located 14 miles east of Dakota's Stibnite mine and is currently undergoing a feasibility study, environmental impact study, and permitting. This project could be producing 40,000 ounces per year by 1999. Additionally, the new company will retain a 50% interest in the Yellow Pine Joint Venture, containing approximately 3 million ounces of sulfide gold resources.

Alan R. Bell, President and Chief Executive Officer of Dakota stated, "The primary benefit to the merger is the immediacy of increased gold production, to 140,000 ounces in 1997 and 200,000 ounces in 1998. This is without the usual construction risks to achieve this production level, the mines are built and ready to go."

Donald P. Bellum, President and Chief Executive Officer of USMX stated, "The combination of two junior gold producers into a mid-sized company with financial stability, quality reserves and positive cash flows represents a significant opportunity for shareholders of both companies. In addition, there is good synergy between the two companies. The Dakota management has extensive operating experience with cold weather heap leach and USMX brings strong production and exploration expertise, as well as a portfolio of quality exploration opportunities to the combined company."

Dakota Mining Corporation and USMX are both publicly held Denver-based precious metals mining companies.


For further information, please contact:

Alan R. Bell                                                  John Haigh
President and Chief Executive Officer          Vice Pres. Investor Relations &
Dakota Mining Corporation                        Public Affairs    USMX, Inc.
303 573-0221   FAX 573-1012                       303 985-4665    FAX 980-1363